January 19, 1996







Securities and Exchange Commission
450 Fifth St., N.W.
Judiciary Plaza
Washington, D.C.  20549-1004

Via Edgar Electronic Filing System

                        In Re:  File Number 0-1026
                                ------------------

Gentlemen:

                Pursuant to regulations of the Securities and Exchange Commission, submitted herewith for filing on behalf of Whitney Holding
Corporation (the "Company") is the Company's Report on Form 8-K dated January 19, 1996.

                This filing is being effected by direct transmission to the Commission's EDGAR System.

                                                   Sincerely,


                                                   /s/ Edward B. Grimball
                                                   -----------------------------
                                                   Edward B. Grimball
                                                   Executive Vice President &
                                                   Chief Financial Officer
                                                   (504) 586-7570

EBG/drm

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: January 19, 1996
                                        ----------------


                           WHITNEY HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)


                           Louisiana 0-0126 72-6017893
             ------------------------------------------------------
             (State or other jurisdiction (Commission (IRS Employer
                of incorporation File Number) Identification No.)


              228 St. Charles Avenue, New Orleans, Louisiana 70130
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (504) 586-7117
                                                           --------------


                                 Not Applicable
                       -----------------------------------
                       (Former name or former address, if
                           changed since last report)





                               Page 1 of 10 Pages

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Item 5:  Other Events

         Whitney Holding Corporation, a Louisiana corporation ("Whitney"), is filing this Current Report on Form 8-K solely for the purpose of updating the description of its securities registered under the Securities Exchange Act of 1934, as amended (File No. 0-0126), which was originally set forth in Whitney's Registration Statement on Form 10 dated April 27, 1965 and amended under cover of Form 8 dated December 3, 1965, to read in its entirety as follows:

         Description of Whitney Common Stock

                  The authorized capital stock of Whitney consists of 40,000,000 shares of Common Stock, no par value ("Whitney Common Stock"), of which 14,878,019 were outstanding on December 31, 1995. The following description of Whitney's capital stock is qualified in its entirety by reference to Whitney's Articles of Incorporation and By-laws, each of which is incorporated by reference as an exhibit to this Report, and to the applicable provisions of the Louisiana Business Corporation Law (the "LBCL").

                  Common Stock

                  Voting Rights - Non-cumulative Voting. Holders of Whitney Common Stock are entitled to one vote per share on all matters to be voted on by the shareholders. Holders of Whitney Common Stock do not have cumulative voting rights. As a result, the holders of more than 50% of the Whitney Common Stock may elect all of the directors.

                  Dividend Rights. Holders of outstanding Whitney Common Stock are entitled to receive such dividends, if any, as may be declared by the Board of Directors, in its discretion, out of funds legally available therefor.

                  Liquidation Rights. In the event of the liquidation of Whitney, the holders of Whitney Common Stock are entitled to receive pro rata any assets distributable to shareholders in respect of their shares.

                  Preemptive Rights. Holders of Whitney Common Stock have no preemptive rights to subscribe for additional shares of capital stock.

                  Directors

                  The Board of Directors of Whitney is divided into five classes, as nearly equal in number as possible, with members of each class to serve for five years, and with one class being elected each year. Directors of Whitney must also be shareholders of Whitney. Any director of Whitney may be removed from office with or without cause only by the affirmative vote of at least 90% of the voting power of Whitney present at a special meeting of the shareholders called for that purpose. The

                               Page 2 of 10 Pages
         quorum requirement for such a meeting is 90% of the total voting power of Whitney present in person or by proxy at a special meeting called for that purpose.

                  The LBCL permits corporations to (i) include provisions in their articles of incorporation that limit the personal liability of directors and officers for monetary damages resulting from breaches of the duty of care, subject to certain exceptions, and (ii) indemnify directors and officers, among others, in certain circumstances for their expenses and liabilities incurred in connection with defending pending or threatened suits. Whitney's Articles of Incorporation include a provision that eliminates the personal liability of directors and officers to Whitney and its shareholders for monetary damages resulting from breaches of the duty of care to the full extent currently permitted by the LBCL and further provides that any amendment or repeal of that provision will not affect the elimination or limitation of liability of an officer or director with respect to conduct occurring prior to the time of such amendment or appeal.

                  The Articles of Incorporation also provide for indemnification and advancement of expenses of any officer, director, employee or agent of Whitney for any action taken in good faith by that officer, director, employee or agent. Indemnification in the case of actions by or in the right of Whitney shall be limited to expenses actually and reasonably incurred in defense or settlement of the action. The Board of Directors, in its discretion, may choose to provide further indemnification to officers, directors, employees and agents of Whitney.

                  Whitney's Articles of Incorporation and By-laws authorize Whitney to maintain insurance covering the actions of its officers, directors, employees and agents, and its By-laws provide for indemnification to the fullest extent allowed under the LBCL.

                  No amendment to Whitney's Articles may amend any of the provisions thereof relating to the Board of Directors unless such amendment receives the affirmative vote of 90% of the voting power present at a shareholders meeting for which there is a quorum as described above; provided, however, that such 90% vote is not required for any amendment unanimously recommended to the shareholders by the Board of Directors at a time when there is no Related Person (as defined below).

                  Supermajority and Fair Price Provisions

                  Supermajority   Provisions.   The  Articles  of  Incorporation
         contain certain provisions designed to provide safeguards for shareholders when a Related Person (as defined below) attempts to effect a Business Combination (as defined below) with Whitney. In general, a Business Combination between Whitney and a Related Person must be approved by the affirmative vote of at least 90% of the voting power of Whitney present at a shareholders meeting, at which meeting at least 90% of the

                               Page 3 of 10 Pages
         total voting power of Whitney must be present in person or by proxy to constitute a quorum, unless certain minimum price and procedural requirements are satisfied and the Board of Directors of Whitney has the opportunity to state its recommendations to the shareholders in a proxy statement. If these requirements are satisfied, only the affirmative vote of two-thirds of the voting power present or represented at a shareholders meeting of Whitney (the quorum for which would be the presence in person or by proxy of a majority of the total voting power of Whitney) would be required.

                  A "Related Person" is defined as any person who, together with certain persons related to him or it, is the beneficial owner of 10% or more of the outstanding shares of Whitney stock entitled to vote in elections of directors. The term "beneficial owner" includes persons directly or indirectly owning or having the right to acquire or vote the stock of Whitney.

                  A "Business Combination" includes the following  transactions:
         (1) any merger or consolidation involving Whitney or its principal subsidiary; (2) any sale or lease by Whitney or its principal subsidiary of all or a substantial part of its assets; or (3) any sale or lease to Whitney or any of its subsidiaries of any assets of any Related Person in exchange for securities of Whitney or its principal subsidiary.

                  Fair Price Provisions. There is no requirement that 90% of the voting power present of Whitney approve a Business Combination between a Related Person and Whitney if all of the requirements described below are satisfied:

                  (1) Minimum Price Requirement. The cash, or fair market value of other consideration, to be received per share by shareholders of Whitney in connection with the Business Combination must bear the same or a greater percentage relationship to the market price of Whitney
         Common Stock immediately prior to the announcement of such Business Combination as the highest per share price (including brokerage commissions and soliciting dealers' fees) that the Related Person has theretofore paid for any of the shares of Whitney Common Stock already owned by it bears to the market price of the Whitney Common Stock immediately prior to the commencement of the acquisition of Whitney Common Stock by the Related Person. In addition, the cash, or fair market value of other consideration, to be received per share by shareholders of Whitney in such Business Combination must not be less than (i) the highest per share price (including brokerage commissions and soliciting dealers' fees) paid by the Related Person in acquiring any of its holdings of Whitney Common Stock and (ii) the earnings per share of Whitney Common Stock for the four full consecutive fiscal quarters immediately preceding the record date for solicitation of votes on such Business Combination, multiplied by the then price/earnings multiple (if any) of the Related Person as customarily computed and reported in the financial community.


                               Page 4 of 10 Pages

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                  (2)   Procedural   Requirements.   The  following   procedural
         requirements must be satisfied at all times after the Related Person becomes a Related Person: (i) the Related Person shall have taken steps to ensure that Whitney's Board of Directors included at all times representation by Continuing Directors (as defined below) proportionate to the stockholdings of Whitney's shareholders not affiliated with the Related Person; (ii) there shall have been no reduction in the rate of dividends paid on the shares of Whitney Common Stock unless otherwise approved by unanimous vote of the directors (iii) the Related Person shall not have acquired any newly issued shares of Whitney stock,
         directly  or   indirectly,   except  upon   conversion  of  convertible
         securities acquired by it prior to becoming a Related Person or as a result of a prorata stock dividend or stock split; and (iv) the Related Person shall not have acquired any additional shares of Whitney Common Stock or securities convertible into Whitney Common Stock except as part of the transaction by which such Related Person became a Related Person.

                  A "Continuing Director" includes a person who was a member of the Board of Directors of Whitney elected by the shareholders prior to the time that a Related Person acquired in excess of 10% of the stock of Whitney, or a person recommended to succeed a Continuing Director by a majority of Continuing Directors.

                  (3) Actions Prior to Becoming a Related Person. The Related Person shall not have (i) received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or tax credits provided by Whitney; or (ii) made any major change in Whitney's business or equity capital structure without the unanimous approval of the Board of Directors, in either case prior to the consummation of the Business Combination.

                  (4) Proxy Statement. A proxy statement responsive to the requirements of the Securities Exchange Act of 1934, as amended, shall be mailed to all shareholders of Whitney for the purpose of soliciting shareholder approval of the Business Combination and shall contain at the front thereof, in a prominent place, any recommendations as to the advisability (or inadvisability) of the Business Combination that the Continuing Directors, or any of them, may choose to state, and if deemed advisable by a majority of the Continuing Directors, an opinion of a reputable investment banking firm as to the fairness (or not) of the terms of such Business Combination from the point of view of shareholders other than the Related Person.

                  (5) Vote Necessary to Amend Articles of Incorporation. The Articles of Incorporation provide that the affirmative vote of the holders of 90% or more of the voting power present at a shareholders meeting for which there is a quorum as described above is required in order to amend the fair price provisions, provided that only a vote of the holders of a majority of the total voting power of Whitney is required if the action to amend is unanimously recommended to shareholders by the

                               Page 5 of 10 Pages

         Board of Directors if all such directors are persons who would be eligible to serve as Continuing Directors.

                  Purposes and Effect of Supermajority and Fair Price Provisions. The fair price provisions are designed to prevent a purchaser from utilizing two-tier pricing and similar inequitable tactics in the event of an attempted takeover of Whitney. In the absence of the supermajority and fair price provisions, a purchaser who acquired control of Whitney would be in a position, by virtue of such control, to compel minority shareholders to accept a lower price or a less desirable form of consideration than that given to other shareholders.

                  The effect of the provisions is to encourage any Related Person or potential Related Person interested in a Business Combination to negotiate the terms of such transaction with the Board of Directors of Whitney prior to its acquisition of a substantial amount of the capital stock of Whitney and in a context that would provide adequate time and information so that all relevant considerations would receive the requisite attention and, if necessary, publicity. The Board of Directors of Whitney believes that the Continuing Directors of Whitney are likely to be more knowledgeable than individual shareholders in assessing the business and prospects of Whitney and are accordingly better able to negotiate effectively with the Related Person. Also, the provisions should help to protect those shareholders who by choice or for lack of adequate opportunity did not sell shares in the first step of a two-tiered offer, by ensuring that a fair price will be paid to the shareholders in the second step of the two-tiered transaction if, but only if, the Related Person elects to initiate a second step.

                  It should be noted, however, that tender offers are usually made at premium prices above the prevailing market price of a company's stock. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock temporarily to reach levels that are higher than would otherwise be the case. Because of the higher percentage requirements for shareholder approval of any subsequent Business Combination, and the possibility of having to pay a higher price to other shareholders in such a Business Combination, it may become more costly for a purchaser to acquire control of Whitney. The Articles of Incorporation may discourage such purchases, particularly those for less than all of the shares of Whitney, and may therefore deprive holders of the Whitney Common Stock of an opportunity to sell their stock at a temporarily higher market price. A potential purchaser of stock seeking to obtain control may also be discouraged from purchasing stock because a supermajority shareholder vote would be required in order to change or eliminate the fair price protection provisions in the Articles of Incorporation.

                  Although the supermajority and fair price provisions are designed to assure fair treatment of all shareholders in the event of a takeover, the provisions may also

                               Page 6 of 10 Pages

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         adversely  affect the ability of  shareholders  to benefit from certain transactions that are opposed by the Board of Directors of Whitney.

                  In certain instances, the fair price provisions, while providing objective pricing criteria, could be arbitrary and not indicative of value. In addition, a Related Person may be unable, as a practical matter, to comply with all of the procedural requirements of the Articles of Incorporation. In these circumstances, a potential purchaser would be forced either to negotiate with the Continuing Directors and offer terms acceptable to them or to abandon the proposed Business Combination.

                  Under the fair price provisions, in certain circumstances, a Business Combination that might be attractive to some shareholders might never be proposed to the shareholders by a Related Person, or if proposed, might not be consummated. Further, the provisions may, under certain circumstances, give holders of a minority of the voting power a veto power over a Business Combination that the majority of shareholders may believe desirable and beneficial. To Whitney's knowledge, on December 31, 1995, directors and executive officers of Whitney beneficially owned approximately 1,430,568 shares (approximately 9.6%) of the Whitney Common Stock. Therefore, it may be difficult or impossible for a Related Person to secure the necessary supermajority vote without management's approval.

                  Since only the Continuing Directors will have the authority to avoid the requirement of a supermajority shareholder vote to approve Business Combinations if otherwise applicable, the provisions also may tend to insulate management against the possibility of removal in the event of a takeover bid. Further, if the Related Person were to replace all of the directors who were in office on the date it became a Related Person (which it could not be assured of accomplishing for at least four years because of the Board's classification), there would be no Continuing Directors and, consequently, the 90% shareholder vote requirement would apply to any Business Combination, unless the minimum price and procedural requirements were satisfied.

                  Federal securities laws and regulations applicable to Business Combinations govern the disclosure required to be made to minority shareholders in order to consummate certain Business Combinations. However, the laws and regulations do not assure that the terms of a Business Combination will be fair from a financial standpoint. The LBCL provides that, under certain circumstances, the affirmative vote of the holders of at least 80% of the voting power of a Louisiana corporation is necessary in order to approve certain types of business combinations with a related party unless the shareholders receive a price for their shares as set forth in the LBCL and certain other conditions are met. While the fair price protection provisions of the LBCL would apply to any Business Combination involving Whitney and a Related Party, the Board of Directors of Whitney believes that the fair price provisions in the Articles of Incorporation provide additional assurance that the shareholders of

                               Page 7 of 10 Pages

         Whitney will receive an equitable price for their shares if a Business Combination is consummated.

                  Considerations in Change of Control

                  The LBCL authorizes the Board of Directors of Whitney, when considering any proposal to acquire control of Whitney, to take into account, among other enumerated factors and any other factors the Board deems relevant, the interests of Whitney's employees, creditors and the communities in which Whitney conducts its business, as well as purely financial interests of Whitney's shareholders.

                  Amendment of Articles of Incorporation

                  Except for the 90% vote required to amend any provision of the Articles of Incorporation relating to the Board of Directors of Whitney or the supermajority and fair price provisions contained therein, the affirmative vote of at least a majority of the total voting power of Whitney (i.e., a majority of the outstanding shares of Whitney Common Stock), at a meeting the quorum for which is the presence in person or by proxy of a majority of the total voting power, is required to amend the Articles of Incorporation, and the quorum for such a meeting would be a majority of the total voting power of Whitney. See, " -- Directors" and " -- Supermajority and Fair Price Provisions," above.

                  Amendment of By-laws

                  Whitney's By-Laws may be amended or repealed by the affirmative vote of a majority of the Board of Directors of Whitney or by the affirmative vote of at least a majority of the votes cast at a meeting of the shareholders of Whitney.

                  Shareholders Meetings

                  Shareholders holding not less than 20% of the outstanding Whitney Common Stock may require Whitney to call a meeting of its shareholders.

                  Louisiana Control Share Acquisition Statute

                  The LBCL Control Share Acquisition Statute provides that any shares acquired by a person or group (an "Acquiror") in an acquisition that causes such person or group to have the power to direct the exercise of voting power in the election of directors in excess of 20%, 33-1/3% or 50% thresholds shall have only such voting power as shall be accorded by the holders of all shares other than Interested Shares (as defined below) at a meeting called for the purpose of considering the voting power to be accorded to shares held by the Acquiror. "Interested Shares" include all shares as to which the Acquiror, any officer of Whitney and any director of Whitney who is also an employee of Whitney may

                               Page 8 of 10 Pages
         exercise or direct the exercise of voting power. If a meeting of shareholders is held to consider the voting rights to be accorded to an Acquiror and the shareholders do not vote to accord voting rights to such shares, Whitney may have the right to redeem the shares held by the Acquiror for their fair market value.


Item 7:  Financial Statements and Exhibits

         (c)      Exhibits

                  3.1 Articles of Incorporation of Whitney, as amended (filed with the Commission as an exhibit to Whitney's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993 and incorporated herein by reference).

                  3.2 By-laws of Whitney, as amended (filed with the Commission on April 5, 1994 as an exhibit to Whitney's Registration Statement on Form S-3 (File No. 33-52983) and incorporated herein by reference).


                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  WHITNEY HOLDING CORPORATION
                                                  ---------------------------
                                                         (Registrant)


                                             By: /s/ Edward B. Grimball
                                                --------------------------------
                                                Edward B. Grimball
                                                Executive Vice President and
                                                Chief Financial Officer




                               Page 9 of 10 Pages

                                  Exhibit Index


        No.                Description
       ---                 -----------

       3.1 Articles of Incorporation of Whitney, as amended (filed with the Commission as an exhibit to Whitney's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993 and incorporated herein by reference).

       3.2                 By-laws  of  Whitney,  as  amended  (filed  with  the
                           Commission on April 5, 1994 as an exhibit to Whitney's Registration Statement on Form S-3 (File No. 33-52983) and incorporated herein by reference).


                               Page 10 of 10 Pages